Provisions	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Provisions
23.	Provisions

	Rehabilitation provision	Provisions for legal claims	Provisions for taxes other than income tax	Other provisions	Total
At December 31, 2014	3,199	1,089	620	220	5,128
Arising during the year	403	1,321	361	27	2,112
Utilized	—	(513)	(504)	(81)	(1,098)
Revision in estimated cash flow	(1,027)	—	—	—	(1,027)
Unused amounts reversed	—	(325)	(101)	—	(426)
Discount rate adjustment and imputed interest	1,129	—	—	—	1,129
Exchange differences	—	—	104	49	153

At December 31, 2015	3,704	1,572	480	215	5,971

Current	265	1,572	480	215	2,532
Non-current	3,439	—	—	—	3,439
Arising during the year	256	533	413	1,678	2,880
Utilized	(52)	(885)	(14)	(118)	(1,069)
Revision in estimated cash flow	(511)	—	—	—	(511)
Unused amounts reversed	—	(474)	(31)	—	(505)
Discount rate adjustment and imputed interest	281	—	—	—	281
Exchange differences	—	—	(88)	(43)	(131)

At December 31, 2016	3,678	746	760	1,732	6,916

Current	258	746	760	1,732	3,496
Non-current	3,420	0	0	0	3,420
Arising during the year	311	2,175	23	7	2,516
Utilized	(79)	(451)	(1)	(905)	(1,436)
Revision in estimated cash flow	(339)	0	0	0	(339)
Unused amounts reversed	0	(180)	(232)	(551)	(963)
Discount rate adjustment and imputed interest	421	0	0	0	421
Exchange differences	0	0	26	32	58

At December 31, 2017	3,992	2,290	576	315	7,173

Current	178	2,290	576	315	3,359
Non-current	3,814	0	0	0	3,814

Rehabilitation provision

The Group has numerous site rehabilitation obligations that it is required to perform under law or contract once an asset is permanently taken out of service. The main part of these obligations is not expected to be paid in a foreseeable future, and will be funded from the general Group’s resources when respective works will be performed. The Group’s rehabilitation provisions primarily relate to its steel and mining production facilities with related landfills and dump areas and its mines.

Provisions for legal claims

As of December 31, 2016, management assessed the outflow of resources embodying economic benefits as possible for the claims of Minmetals Engineering Co. Ltd (“Minmetals”) to the Group. Minmetals sued CMP for work performed of $143 million (RUB 8,675 million at exchange rate as of December 31, 2016). CMP issued a claim to Minmetals in the amount of $58 million (RUB 3,492 million at exchange rate as of December 31, 2016) and 4 million euro (RUB 267 million at exchange rate as of December 31, 2016).

As of December 31, 2017, management’s estimation in respect of claims from Minmetals changed because of negative court judgment and therefore provision was recognized in the amount of $18 million (RUB 1,045 million at the exchange rate as of December 31, 2017).

The Group is subject to various other lawsuits, claims and proceedings related to matters incidental to the business. Accruals for probable cash outflows have been made based on an assessment of a combination of litigation and settlement strategies. It is possible that results of operations in any future period could be materially affected by changes in assumptions or by the actual effectiveness of such strategies.

Provisions on taxes other than income tax

Management believes that it has paid or accrued all applicable taxes. Where uncertainty exists, the Group has accrued tax liabilities based on management’s best estimate of the probable outflow of resources embodying economic benefits which will be required to settle these liabilities. In accordance with IAS 37 Provisions, Contingent Liabilities and Contingent Assets, the Group recorded RUB 576 million and RUB 760 million of other tax claims that management believes are probable as of December 31, 2017 and 2016, respectively.

The Group does not believe that any other material tax matters exist relating to the Group, including current pending or future governmental claims and demands, which would require adjustment to the accompanying consolidated financial statements in order for those statements not to be materially misstated or misleading as of December 31, 2017.